                       Securities and Exchange Commission
                             Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: June 8, 1998
                    Capita Equipment Receivables Trust 1996-1


A New York                     Commision File                    I.R.S Employer
Corporation                    NO. 333-08645                     No. 13-7097632


                          c/o AT&T Capital Corporation
                    44 Whippany Road. Morristown, NJ 07962
                         Telephone Number (973) 397-3000


Item 5.   Other Events

Capita Equipment Receivables Trust 1996-1
Monthly Servicing Report

Determination Date:                                  June 8, 1998           Payment Date:       June 15, 1998
Collection Period:                                   May 31, 1998


I. Information Regarding the Contracts

     1.   Contract Pool Principal Balance
          a. Beginning of Collection Period                     $          1,271,153,467.12
          b. End of Collection Period                           $          1,203,866,978.09
          c. Reduction for Collection Period                    $             67,286,489.04
     2.   Delinquent Scheduled Payments
          a. Beginning of Collection Period                     $             29,764,370.65
          b. End of Collection Period                           $             31,002,918.31
     3.   Liquidated Contracts
          a. Number of Liquidated Contracts
             with respect to Collection Period                                          747
                                                                                        ---
          b. Required Payoff Amounts of Liquidated Contracts    $              4,867,228.94
          c. Total Reserve for Liquidation Expenses             $                    -
          d. Total Liquidation Proceeds Received (1)            $              1,706,658.18
          e. Liquidation Proceeds Allocated to Owner Trust      $              1,528,682.07
          f. Liquidation Proceeds Allocated to Depositor        $                177,976.11
          g. Current Realized Losses                            $              3,338,546.87

     4.   Prepaid Contacts
          a. Number of Prepaid Contracts with respect                                 1,550
             to Collection Period                                                     -----
          b. Required Payoff Amounts of Prepaid Contracts       $              5,001,465.98
     5.   Purchased Contracts (by TCC)
          a. Number of Contracts Purchased by TCC with                                    0
             respect to Collection Period                                                --
          b. Required Payoff Amounts of Purchased Contracts     $                         -


    6.   Delinquency Status of Contracts (End of Collection Period)

                                                                                                % of Aggregate
                                    Number of       % of             Aggregate Required          Required Payoff
                                    Contracts      Contracts           Payoff Amounts                Amounts
          a. Current                129,516        91.49%             1,133,874,529.29             91.82%
          b. 31-60 days               6,009         4.24%                55,113,307.82              4.46%
          c. 61-90 days               2,566         1.81%                18,621,279.76              1.51%
          d. 91-120 days              1,419         1.00%                 9,823,307.39              0.80%
          e. 120+ days                2,052         1.45%                17,437,472.14              1.41%
          f. Total                  141,562       100.00%             1,234,869,896.40            100.00%


    7.   Historical Delinquency Experience with Respect to Contracts

                      % of                   % of                 % of                    % of
                    Aggregate              Aggregate             Aggregate              Aggregate
                  Required Payoff      Required Payoff        Required Payoff         Required Payoff
                     Amounts                Amounts               Amounts                 Amounts
Collection
Periods          31-60 Days Past Due    61-90 Days Past Due    91-120 Days Past Due     120+ Days Past Due
 5/31/98              4.46%                   1.51%                    0.80%                 1.41%
 4/30/98              4.47%                   1.54%                    0.98%                 1.25%
 3/31/98              3.85%                   1.61%                    0.98%                 1.12%
 2/28/98              6.83%                   2.00%                    0.79%                 1.09%
 1/31/98              4.39%                   1.21%                    0.65%                 0.94%
12/31/97              3.50%                   1.25%                    0.54%                 0.85%
11/30/97              2.78%                   0.42%                    0.24%                 0.16%
10/31/97              3.64%                   1.07%                    0.45%                 0.73%
 9/30/97              3.21%                   0.95%                    0.48%                 0.82%
 8/31/97              3.58%                   0.95%                    0.50%                 0.80%
 7/31/97              3.11%                   0.90%                    0.53%                 0.78%
 6/30/97              3.53%                   0.90%                    0.57%                 0.69%
 5/31/97              3.06%                   0.99%                    0.58%                 0.63%
 4/30/97              2.99%                   1.08%                    0.47%                 0.64%
 3/31/97              3.73%                   0.96%                    0.46%                 0.61%
 2/28/97              3.70%                   0.97%                    0.55%                 0.55%
 1/31/97              3.27%                   0.97%                    0.49%                 0.40%
12/31/96              4.10%                   0.96%                    0.39%                 0.20%
11/30/96              3.49%                   0.83%                    0.34%                 0.00%
10/31/96              2.90%                   0.64%                    0.01%                 0.01%



    8.      Historical Loss Experience With Respect to Contracts


                                                       Collection        3 Collection      6 Collection Periods    Cumulative Since
                                                         Period        Periods Ending           Ending              Cut-off Date
                                                         May-98            May-98               May-98
                a.      Number of Liquidated              747             2,154                  5,212                13,506
                        Contracts

                b.      Number of Liquidated            0.266%            0.768%                 1.857%               4.813%
                        Contracts as a Percentage
                        of Initial Contracts
                c.      Required Payoff Amounts of      4,867,229         14,465,513             27,379,847           77,628,309
                        Liquidated Contracts

                d.      Liquidation Proceeds Allocated  1,528,682          4,239,985              7,321,176           14,428,396
                        to Owner Trust

                e.      Aggregate Current Realized      3,338,547         10,225,527             20,058,671           63,199,913
                        Losses

                f.      Aggregate Current Realized      0.105%            0.321%                 0.630%               1.984%
                        Losses as a Percentage of
                        Cut-off Date Contract Pool
                        Principal Balance


II.       Information Regarding the Securities

        1.      Summary of Balance Information


                                   Principal Balance as of  Class Factor as of  Principal Balance as     Class Factor as of
Class                     Coupon      June 15, 1998           June 15, 1998       of May 15, 1998           May 15, 1998
                           Rate        Payment Date            Payment Date        Payment Date             Payment Date

a. Class A-1 Notes       5.6000%          $0.00                  0.00000                $0.00                0.00000
b. Class A-2 Notes       5.9500%          $0.00                  0.00000                $0.00                0.00000
c. Class A-3 Notes       6.1100%     $560,490,567.40             0.85052           $626,538,508.78           0.95074
d. Class A-4 Notes       6.2800%     $400,220,000.00             1.00000           $400,220,000.00           1.00000
e. Class B Notes         6.5700%     $178,500,000.00             1.00000           $178,500,000.00           1.00000
f. Equity Certificates   6.7500%      $95,659,329.00             0.75021            $95,659,329.00           0.75021
g. Total                   N.A.    $1,234,869,896.40             0.38769         $1,300,917,837.78           0.40842


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,234,869,896.40 and the CCA Balance is $127,312,276.56.

        2.      Monthly Principal Amount
                a.      Principal Balance of Notes and Equity Certificates
                        (End of Prior Collection Period)                                           $1,300,917,837.78
                b.      Contract Pool Principal Balance (End of Collection Period)                 $1,203,866,978.09
                c.      Monthly Principal Amount                                                   $   97,050,859.69
        3.      Gross Collections
                a.      Scheduled Payments Received                                                $   65,683,871.66
                b.      Liquidation Proceeds Allocated to Owner Trust                              $    1,528,682.07
                c.      Required Payoff Amounts of Prepaid Contracts                               $    5,001,465.98
                d.      Required Payoff Amounts of Purchased Contracts                             $               -
                e.      Proceeds of Clean-up Call                                                  $               -
                f.      Investment Earnings on Collection Account and Note Distribution Account    $      240,891.26
                g.      Extension Fees Allocated to Owner Trust                                    $        7,066.67
                h.      Total Gross Collections (sum of (a) through (g))                           $   72,461,977.64
        4.      Determination of Available Funds
                a.      Total Gross Collections                                                    $   72,461,977.64
                b.      Withdrawal from Cash Collateral Account                                    $    1,710,063.07
                c.      Total Available Funds                                                      $   74,172,040.71


        5.      Application of Available Funds


                        Item                                 Amount         Remaining Available Funds
                a.      Total Available Funds                                  74,172,040.71
                b.      Servicing Fee                    1,324,118.19          72,847,922.52
                c.      Interest on Notes:
                        i)         Class A-1 Notes                  -          72,847,922.52
                        ii)        Class A-2 Notes                  -          72,847,922.52
                        iii)       Class A-3 Notes       3,190,125.24          69,657,797.28
                        iv)        Class A-4 Notes       2,094,484.67          67,563,312.61
                        v)         Class B Notes           977,287.50          66,586,025.11
                d.      Interest on Equity                 538,083.73          66,047,941.38
                        Certificates
                e.      Principal of Notes and
                        Equity Certificates:
                        i)         Class A-1 Notes                   -         66,047,941.38
                        ii)        Class A-2 Notes                   -         66,047,941.38
                        iii)       Class A-3 Notes       66,047,941.38                     -
                        iv)        Class A-4 Notes                   -                     -
                        v)         Class B Notes                     -                     -
                        vi)        Equity Certificates               -                     -
                f.      Deposit to Cash                              -                     -
                        Collateral Account
                g.      Amount to be applied in                      -                     -
                        accordance with CCA
                        Loan Agreement
                h.      Balance, if any, to Equity                   -                     -
                        Certificates



       III.     Information Regarding the Cash Collateral Account

        1.      Balance Reconciliation


                                                                                   June 15, 1998
                        Item                                                       Payment Date
                a.      Available Cash Collateral Amount (Beginning)             131,456,648.03
                b.      Deposits to Cash Collateral Account                                   -
                c.      Withdrawals from Cash Collateral Account                   1,710,063.07
                d.      Releases of Cash Collateral Account Surplus                2,434,308.40
                        (Excess, if any of (a) plus (b) minus (c) over (f))
                e.      Available Cash Collateral Amount (End)                   127,312,276.56
                        (Sum of (a) plus (b) minus (c) minus (d))
                f.      Requisite Cash Collateral Amount                         127,312,276.56
                g.      Cash Collateral Account Shortfall                                     -
                        (Excess, if any, of (f) over (e))
        2.              Calculation of Requisite Cash Collateral Amount
                a.      For Payment Dates from, and including, the
                        November 1996 Payment Date  to,
                        and including, the October 1997 Payment Date
                        1) Initial Cash Collateral Amount                        207,040,000.00
                b.      For Payment Dates from, and including, the
                        November 1997 Payment Date until
                         the Final Payment Date, the sum of
                        1) 8% of the Contract Pool Principal Balance               96,309,358.25
                        2) The Aggregate Principal Balance of the Notes            31,002,918.31
                         and the Equity Certificate Balance less the
                         Contract Pool Principal Balance
                        3) Total ((1) plus (2))                                   127,312,276.56


                c.      Floor equal to the lesser of
                         1) 2% of Cut-Off Date Contract Pool Principal
                        Balance ($63,704,600); and                                 63,704,600.00
                        2) the Aggregate Principal Balance of the Notes
                        and the Equity Certificate Balance
                d.      Requisite Cash Collateral Amount                          127,312,276.56
        3.              Calculation of Cash Collateral Account Withdrawals
                a.      Interest Shortfalls                                                    -
                b.      Principal Deficiency Amount                                 1,710,063.07
                c.      Principal Payable at Stated Maturity Date of
                        Class of Notes or Equity Certificates                                  -
                d.      Total Cash Collateral Account Withdrawals                   1,710,063.07


IV.        Information Regarding Distributions on Securities

                        Distribution                    Class A-1         Class A-2       Class A-3
                        Amounts                           Notes             Notes            Notes
                        1. Interest Due               $         -      $         -      $ 3,190,125.24
                        2. Interest Paid              $         -      $         -      $ 3,190,125.24
                        3. Interest Shortfall         $         -      $         -      $            -
                        ((1) minus (2))
                        4. Principal Paid             $         -      $         -      $66,047,941.38
                        5. Total Distribution Amount  $         -      $         -      $69,238,066.62
                        ((2) plus (4))




                        Distribution                      Class A-4           Class B          Equity
                        Amounts                              Notes             Notes         Certificates      Totals
                        1. Interest Due                  $2,094,484.67      $977,287.50      $538,083.73   $ 6,799,981.13
                        2. Interest Paid                 $2,094,484.67      $977,287.50      $538,083.73   $ 6,799,981.13
                        3. Interest Shortfall            $           -      $         -      $         -   $           -
                        ((1) minus (2))
                        4. Principal Paid                $        0.00      $         -      $         -   $66,047,941.38
                        5. Total Distribution Amount     $2,094,484.67      $977,287.50      $538,083.73   $72,847,922.51
                        ((2) plus (4))


V.           Information Regarding Other Pool Characteristics


                                                         As of End of            As of End of
                        Item                                May-98                  April-98
                                                       Collection Period       Collection Period
        1.      Original Contract Characteristics
                a.      Original Number of Contracts       280,634                    N.A.
                b.      Cut-Off Date Contract Pool      3,185,229,329                 N.A.
                        Principal Balance
                c.      Original Weighted Average        38.6 months                  N.A.
                         Remaining Term
                d.      Weighted Average                 56.1 months                  N.A.
                        Original Term
        2.      Current Contract Characteristics
                a.      Number of Contracts                 141,562                 147,881
                b.      Average Contract                   8,504.17                 8,595.79
                        Principal Balance
                c.      Weighted Average                     28.0                     28.4
                         Remaining Term


VI.     Capita Equipment Receivables Trust 1996-1 Prepayment Schedule


                                          Since Issue
                  Period                     CPR
                0       Oct-96
                1       Nov-96              10.866%
                2       Dec-96               7.964%
                3       Jan-97               8.606%
                4       Feb-97               8.254%
                5       Mar-97               7.615%
                6       Apr-97               7.211%
                7       May-97               8.268%
                8       Jun-97               7.752%
                9       Jul-97               7.784%
                10      Aug-97               7.781%
                11      Sep-97               7.506%
                12      Oct-97               7.348%
                13      Nov-97               7.346%
                14      Dec-97               6.629%
                15      Jan-98               6.741%
                16      Feb-98               7.251%
                17      Mar-98               6.870%
                18      Apr-98               7.200%
                19      May-98               7.072%
                20      Jun-98               6.870%


VII.    Purchased, Liquidated and Paid Contracts

                A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

                   The undersigned, on behalf of AT&T Capital
                  Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing
                   Agreement. dated as of October 1, 1996 (the
                   "Transfer and Servicing Agreement"), among
                   Capita Equipment Receivables Trust 1996-1,
                  Antigua Funding Corporation, Chase Manhattan
                 Bank, as trustee under the Indenture, and AT&T
                 Capital Corporation, in its individual capacity
                 and as Servicer, DO HEREBY CERTIFY that I am a
                    Responsible Officer of the Servicer and,
                   pursuant to Section 3.9 of the Transfer and
                    Servicing Agreement, I DO HEREBY FURTHER
                CERTIFY the following report with respect to the
                    Payment Date occurring on June 15, 1998.

                     This Certificate shall;; constitute the
                  Servicer's Certificate as required by Section
                3.9 of the Transfer and Servicing Agreement with
                   respect to the above Payment Date. Any term
                  capitalized but not defined herein shall have
                the meaning ascribed thereto in the Transfer and
                              Servicing Agreement.

                            AT&T Capital Corporation

                                 Glenn A. Votek
                                  Glenn A Votek

                     Executive Vice President and Treasurer